UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 18, 2011
Cytokinetics, Incorporated
(Exact name of registrant as specified in its charter)

Delaware	000-50633	94-3291317

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

280 East Grand Avenue, South San Francisco, California	94080

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:(650) 624 — 3000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. Submission of Matters to a Vote of Security Holders.
     On May 18, 2011, Cytokinetics, Inc. (the “Company”) held its Annual Meeting of Stockholders in South San Francisco, California. Of the 66,916,100 shares of the Company’s common stock entitled to vote at the meeting, 60,241,508 shares of common stock, or 90.03%, of the total eligible votes to be cast, were represented at the meeting in person or by proxy, constituting a quorum. The final results of voting for each matter submitted to a vote of stockholders at the meeting were as follows:
Proposal 1: Election of Directors
          The stockholders elected L. Patrick Gage and Wendell Wierenga as Class I Directors, each to serve for a three-year term and until their successors are duly elected and qualified. The voting for each director was as follows:

Name	For	Withheld	Broker Non-Vote
L. Patrick	43,210,744	2,065,194	14,965,570
Wendell Wierenga	43,471,132	1,804,806	14,965,570
Proposal 2: Ratification of Independent Registered Public Accounting Firm
          The stockholders ratified the selection by the Audit Committee of the Board of Directors of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
57,568,195	779,152	1,894,161	0
Proposal 3: Approval of an Amendment to the Amended and Restated Certificate of Incorporation
          The stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation increasing the number of authorized shares of common stock from 170,000,000 shares to 245,000,000 shares. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
45,851,338	12,898,262	1,491,908	0
Proposal 4: Approval of the Material Terms of the Company’s Amended 2004 Equity Incentive Plan
          The stockholders approved the material terms of the Company’s amended 2004 Equity Incentive Plan. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
40,400,878	3,405,846	1,469,214	14,965,570
Proposal 5: Approval, On an Advisory Basis, of the Compensation of the Named Executive Officers
          The stockholders approved, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2011 Annual Meeting of Stockholders. The votes were as follows:

For	Against	Abstain	Broker Non-Vote
33,331,247	10,477,651	1,467,040	15,965,570
Proposal 6: Determination, on an Advisory Basis, of the Frequency of the Advisory Vote on Compensation of the Named Executive Officers
     The advisory vote on the frequency with which the stockholders should hold future advisory votes on the compensation of the named executive officers received the following votes:

Every 3 years	Every 2 years	Every year	Abstain	Broker Non-Vote
26,679,215	151,701	16,925,191	1,519,831	15,965,570

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cytokinetics, Incorporated
May 20, 2011	By:	/s/ Sharon A. Barbari
		Name:	Sharon A. Barbari
		Title:	Executive Vice President, Finance and Chief Financial Officer